SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549

                        -----------------------

                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2012

                   PATRIOT TRANSPORTATION HOLDING, INC.
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          (Exact name of registrant as specified in its charter)



        FLORIDA
0-17554
59-2924957
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(State or other           (Commission             (I.R.S. Employer
  jurisdiction             File Number)            Identification No.)
  of incorporation)

501 Riverside Avenue, Suite 500                         32202
Jacksonville, Florida



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(Address of principal executive offices)	      (Zip Code)

Registrant's telephone number, including area code: (904) 396-5733

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   (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CRF 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

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[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                      CURRENT REPORT ON FORM 8-K

                 PATRIOT TRANSPORTATION HOLDING, INC.

                            March 30, 2012


ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

	On March 30, 2012 (the "Effective Date"), Florida Rock Properties, Inc. ("FRP"), a wholly owned subsidiary of Patriot Transportation Holding, Inc. (the "Company") entered into a Contribution Agreement (the "Contribution Agreement") with MRP SE Waterfront Residential, LLC ("MRP"), to form a joint venture (the "Joint Venture") to develop phase I of the four phase master development known as Riverfront on the Anacostia in Washington, D.C.

	The purpose of the Joint Venture is to develop, own, lease and ultimately sell an approximately 300,000 square foot residential apartment building (including some retail) on a portion of the roughly 5.82 acres of land owned by FRP adjacent to the Washington Nationals baseball stadium (the "Project").

	The Contribution Agreement provides that the formation of the Joint Venture will be subject to customary conditions precedent, including approval of a planned unit development ("PUD") zoning modification and extension of the existing PUD to provide for approximately 300,000 square feet of residential development (including some retail) on the Property in lieu of 250,000 square feet of commercial office space (including some retail) as currently approved for phase 1 of the master development
(the "Zoning Approval"). If these conditions are satisfied, the parties will enter a joint venture agreement under the following terms:

      * FRP will contribute approximately 2 acres (the "Property") to the Joint Venture.

      * MRP will contribute $4,500,000 to the Joint Venture.

      * MRP will raise any additional equity capital (currently estimated to be $9,000,000, subject to revision based on various factors) and obtain a nonrecourse loan for the balance of the estimated construction and lease up costs.

      * Following closing, MRP will act as the administrative member of the Joint

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Venture with the obligation to manage the Joint Venture's day-to-day affairs in accordance with a budget and business plan approved by both FRP and MRP. FRP has the right to remove MRP as administrative member under certain circumstances.

      * Subject to modification as a result of the issuance of additional equity, all net cash flow of the Joint Venture will be distributed as follows:

      * First, to the members on a pari passu basis until each member has received a 13% cumulative and compounded annual return on its capital account.

      * Second, to the members on a pari passu basis until each member has received the full and complete return of its capital account.

      * Third, 80% to the members, pro rata, in proportion to their respective percentage interests, and 20% to MRP until FRP has earned a 17% internal rate of return.

      * Fourth, 70% to the members, pro rata, in proportion to their respective percentage interests, and 30% to MRP until FRP has earned a 20% internal rate of return.

      * Thereafter, 60% to the members, pro rata, in proportion to their respective percentage interests, and 40% to MRP.

	Other than the transactions and relationships described herein, there are no other material agreements or relationships between the Company and its affiliates and MRP and its affiliates.



                             SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

				PATRIOT TRANSPORTATION HOLDING, INC.


Date: Apirl 5, 2012		By:  /s/ John D. Milton, Jr.

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				John D. Milton, Jr.
				Vice President, and Chief Financial
                                Officer



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